SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2004

ACURA PHARMACEUTICALS, INC.

695 North Perryville Road, Rockford, Illinois 61107

(815-399-2060)

Incorporated under the laws of State of New York	Commission File Number	I.R.S. Employer Identification Number
	1-10113	11-0853640

Item 2.02          Results of Operations and Financial Condition

On November 12, 2004, Acura Pharmaceuticals, Inc. (the "Company") issued a press release disclosing the financial results for its third quarter ended September 30, 2004 and the nine months ended September 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto.

Item 9.01          Financial Statements and Exhibits.

(b) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 12, 2004 Announcing Results for Third Quarter ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HALSEY DRUG CO., INC.

Date: November 15, 2004	By: /s/ Peter A. Clemens
Peter A. Clemens
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2004 Announcing Results for Third Quarter ended September 30, 2004